SUBSCRIPTION AGREEMENT This Subscription Agreement (the “Agreement”) is made as of March 29, 2021 (the “Effective Date”) by and between AstraZeneca AB, a company organized under the laws of Sweden, located at Pepparredsleden 1, S-431 83 Mölndal (“AZ”), and Pieris Pharmaceuticals, Inc., a Nevada corporation located at 255 State Street, 9th Floor, Boston, Massachusetts 02109 (“Pieris” or the “Company”). Each of AZ and the Company is sometimes referred to individually herein as a “Party” and collectively as the “Parties.” WHEREAS, the Company has agreed to issue AZ shares of the Company’s Common Stock (as defined below) on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Company and AZ agree as follows: 1. ISSUANCE OF SHARES Issuance of Shares. The Company agrees to issue to AZ, and AZ agrees to acquire from the Company, such number of shares (the “Shares”) of the common stock, $0.001 par value per share (the “Common Stock”), of the Company that is equal to (i) ten million US Dollars ($10,000,000) (the “Shares Price”) divided by (ii) the volume- weighted average price of one share of Common Stock on the Nasdaq Capital Market, for the thirty (30) Business Days immediately preceding the Effective Date, as reported by Bloomberg L.P., in a private placement transaction in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). As to any fraction of a share of Common Stock which AZ would be entitled to upon the payment of the Shares Price, the Company shall, at its election, either pay a cash adjustment to AZ in respect of such fraction or round up to the next whole share. Payment & Issuance Date. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures three (3) Business Days after the Effective Date (the “Closing”). At the Closing, AZ shall make the payment of the Shares Price to Pieris in accordance with wire instructions provided by Pieris at least one (1) Business Day prior to the Closing. Upon receipt of the Shares Price, Pieris shall cause its transfer agent to issue and deliver to AZ a book-entry notation reflecting the issuance of the Shares in accordance with the Irrevocable Transfer Agent Instructions. Closing Deliverables. At the Closing, the Company will deliver to AZ: Legal opinions of the Company’s counsel dated as of the Closing, in the forms of Exhibit A-1 and A-2 hereto. A certificate of the secretary of the Company dated as of the Closing certifying that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company (the “Board”) authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby as of the Closing.

Execution Version Duly executed Irrevocable Transfer Agent Instructions (together with this Agreement, the “Transaction Documents”) acknowledged in writing by the Company’s transfer agent instructing the transfer agent to deliver, on an expedited basis, the Shares, registered in book-entry form in the name of AZ. 2. REPRESENTATIONS AND WARRANTIES Representations and Warranties of the Company. For purposes of these representations and warranties, the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein. The Company hereby represents and warrants to AZ as follows: Subsidiaries. The Company has no direct or indirect subsidiaries other than Pieris Pharmaceuticals GmbH, Pieris Pharmaceuticals Securities Corporation, and Pieris Australia Pty Ltd. (the “Subsidiaries”). Except as disclosed in this Section 2.1.1, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its articles of incorporation or bylaws or other organizational documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the knowledge of the Company, has been threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board or its stockholders in connection therewith. Each of the Transaction Documents has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will

Execution Version constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provisions of the Company’s or any of its Subsidiaries’ articles of incorporation or bylaws or other similar organizational documents of any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any of its subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material contract, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by AZ herein, of any self-regulatory organization to which the Company or its securities are subject, including the Nasdaq Stock Market (“Nasdaq”), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, or a Material Adverse Effect on the legality, validity or enforceability of either Transaction Document or the Company’s ability to perform in any material respect on a timely basis its obligations under this either Transaction Document. Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, approval, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, holder of outstanding securities of the Company or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of one or more Registration Statements in accordance with the requirements of Section 5 of this Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of any requisite notices and/or application(s) to Nasdaq for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, or (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

Execution Version Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in this Agreement or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. No “bad actor” disqualifying event described in Rule 506(d)(1)(iv)-(viii) (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506, any Person listed in the first paragraph of Rule 506(d)(1). Capitalization. The capitalization of the Company is as described in its most recently filed Quarterly Report on Form 10-Q, except for issuances pursuant to this Agreement, stock option exercises, issuances pursuant to equity incentive plans, exercises of warrants or issuances pursuant to the Company’s “at the market” equity program. The Company has not issued any capital stock since the date of its most recently filed SEC Report (as defined below) other than to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities of the Company. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock equivalents. The issuance and sale of the Shares in connection with this Agreement will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than AZ) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price of any such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities which violation would have or would reasonably be expected to result in a Material Adverse Effect. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d)

Execution Version thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect and would not have or reasonably be expected to result in any limitation or prohibition on the Company’s ability to register the Shares for resale on Form S-3 or AZ’s ability to use Rule 144 promulgated under the Securities Act (“Rule 144”) to resell the Shares. As of their respective filing dates, or to the extent corrected by a subsequent amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the material contracts to which the Company is a party or to which the property or assets of the Company are subject has been filed (or incorporated by reference) as an exhibit to the SEC Reports. Financial Statements. The consolidated financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent amendment). Such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year- end audit adjustments. Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not

Execution Version declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company) and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports. Except for the issuance of the Shares contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Business Day prior to the date that this representation is made. Litigation. There is no action which (i) adversely affects or challenges the legality, validity or enforceability of either of the Transaction Documents or the issuance of the Shares or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. During the past five years, neither the Company, nor to the knowledge of the Company any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. During the past five years, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act. Employment Matters. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would have or would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a labor union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the knowledge of the Company, no executive officer or key employee, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non- competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and to the knowledge of the Company, the continued employment of each such executive officer or key employee does not subject the Company to any liability with respect to any of the foregoing matters, except, in each case, matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The

Execution Version Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Compliance. The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any material contract (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is not in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently conducted, except as set forth in the SEC Reports, or such that where the failure to possess such permits, individually or in the aggregate, has not and would not have or would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of Proceedings relating to the revocation or modification of any such Material Permits. Title to Assets. The Company does not own any real property. The Company has good and marketable title to all tangible personal property owned by it that is material to its business, in each case free and clear of all Liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company. Patents and Trademarks. To the knowledge of the Company, the Company owns, possesses, licenses or has other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights necessary or material for use in connection with its businesses as described in the SEC Reports and which the failure to so would have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). To the knowledge of the Company, none of the Intellectual Property Rights used by the Company violates or infringes upon the patent, trademark, copyright, trade secret or other proprietary rights of any Person. There is no pending or, to the knowledge of

Execution Version the Company, threatened Proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have or would reasonably be expected to result in a Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened Proceeding or claim by another Person challenging the Company’s rights in or to any material Intellectual Property Rights, or challenging inventorship, validity or scope of any such Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the knowledge of the Company, any of its officers, directors or employees or otherwise in violation of the rights of any Person, which violations would have or would reasonably be expected to have a Material Adverse Effect. Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company is engaged. The Company has not received any written notice of cancellation of any such insurance, nor, to the knowledge of the Company, will it be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost. Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act. Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-

Execution Version Oxley Act of 2002 which are applicable to it. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting. Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or AZ for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. Private Placement. Assuming the accuracy of AZ’s representations and warranties set forth in Section 2.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company under this Agreement. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of Nasdaq. Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended. Registration Rights. Other than AZ pursuant to Section 5 of this Agreement, as otherwise disclosed in the SEC Reports or pursuant to the Subscription Agreement dated as of March 24, 2021 between the Company and Seagen Inc. (“Seagen”), with respect to 3,706,174 shares of Common Stock to be registered upon the request of Seagen, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating

Execution Version terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq. The Company is in compliance with all listing and maintenance requirements of Nasdaq on the date hereof and the issuance of the Shares will not violate any such listing or maintenance requirements. Application of Takeover Protections; Rights Agreements. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to AZ as a result of AZ and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation, the Company’s issuance of the Shares and AZ’s ownership of the Shares. No Integrated Offering. Assuming the accuracy of AZ’s representations and warranties set forth in Section 2.2, neither the Company nor, to the knowledge of the Company, any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of Nasdaq. Tax Matters. The Company (i) has accurately and timely prepared and filed (or requested valid extensions thereof) all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to result in a Material Adverse Effect. The Company has not received notice of any unpaid taxes in any material amount claimed to be due by the Company by the taxing authority of any jurisdiction. Environmental Matters. To the knowledge of the Company, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to

Execution Version hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending investigation or, to the knowledge of the Company, investigation threatened in writing that might lead to such a claim. No General Solicitation. Neither the Company nor, to the knowledge of the Company, any Person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect. Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Regulation M Compliance. The Company has not, and to the knowledge of the Company no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares in violation of Regulation M under the Exchange Act, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. PFIC Status. The Company is not nor does it intend to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended. OFAC Status. Neither the Company, nor to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury

Execution Version Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC. FDA. There is no legal or governmental proceeding to which the Company is a party or of which any property or assets of the Company is the subject, including any proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or comparable federal, state, local or non-U.S. governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which, singularly or in the aggregate, if determined adversely to the Company, would have or would reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. The Company is in compliance with all applicable federal, state, local and non-U.S. laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or non-U.S. agencies or bodies engaged in the regulation of pharmaceuticals, except where noncompliance would not, singularly or in the aggregate, be reasonably likely to have a Material Adverse Effect. All preclinical studies and clinical trials conducted by or on behalf of the Company, including those necessary to support approval for commercialization of the Company’s products or product candidates, have been conducted by the Company, as applicable, or to the knowledge of the Company by third parties, in material compliance with all applicable federal, state or non-U.S. laws, rules, orders and regulations. Representations and Warranties of AZ. AZ hereby represents and warrants to the Company as follows: Corporate Organization. AZ is a company duly organized and validly existing and in good standing under the laws of Sweden. Corporate Authority. AZ has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by AZ of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement is the valid and binding agreement of AZ, enforceable against AZ in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may

Execution Version be limited by applicable law. Conflicting Agreements and Other Matters. The execution, delivery and performance by AZ of this Agreement and the consummation by AZ of the transactions contemplated hereby do not and will not (i) conflict with or violate any provisions of AZ’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of AZ or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material contract, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which AZ is subject (including federal and state securities laws and regulations), or by which any property or asset of AZ is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect or a material adverse effect on the legality, validity or enforceability of this Agreement or AZ’s ability to perform in any material respect on a timely basis its obligations under this Agreement). Opportunity to Investigate. Prior to the execution of this Agreement, AZ and its advisors have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the transactions contemplated hereby, and the finances, operations, business and prospects of the Company. AZ and its advisors have also had the opportunity to obtain additional information that AZ believed to be necessary to verify the accuracy of information furnished about the Company. Accordingly, AZ has independently evaluated the risks of purchasing the Shares, and AZ is satisfied that it has received information with respect to all matters that it considers material to its decision to make this investment and has based the decision to acquire the Shares solely on such information. Acquisition for Investment. AZ (i) is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and AZ has no present intention to effect, or any present or contemplated plan, agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for, any distribution of Shares, (ii) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, (iii) has carefully reviewed the representations of the Company contained in this Agreement and has made inquiry concerning the Company, its business and its personnel, and (iv) has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and is able financially to bear the risks thereof. However, by making the representations herein, AZ does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all time to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such

Execution Version registration and in compliance with applicable federal and state securities laws.. Exempt Offering. AZ acknowledges that the Shares have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the representations of AZ contained in this Agreement. 3. RESTRICTIONS ON TRANSFER Restrictions on Transfer. The Shares shall not be sold or transferred unless the transfer (i) complies with Rule 144, or an exemption from registration under the Securities Act, (ii) is pursuant to a registration statement under the Securities Act covering the resale of such Shares or (iii) is to the Company. Legend. Each certificate or book-entry statement representing the Shares shall bear a legend substantially in the following form: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (a) SUCH SHARES FIRST SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (b) THE TRANSFER COMPLIES WITH RULE 144 OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, IF REQUESTED BY THE COMPANY, THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.”

Execution Version Legend Removal. The Shares shall not be required to bear the legend set forth in Section 3.2 (i) after the registration of such Shares for resale under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 or (iii) if such Shares are eligible for sale under Rule 144 without the need to satisfy the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions. Pieris agrees that following such time as the legend is no longer required under this Section 3.3, no later than two (2) Business Days following the delivery by AZ of (i) an instrument, whether certificated or uncertificated, representing the Shares issued with a restrictive legend, (ii) a written request addressed to Pieris that such restrictive legend be removed, and (iii) customary broker and representation letters in form and substance reasonably satisfactory to Pieris, Pieris will deliver or cause to be delivered to AZ an instrument, certificated or uncertificated as directed by AZ, representing such Shares that is free from such restrictive legend. In connection therewith, Pieris shall cause its counsel to issue a legal opinion to Pieris’s transfer agent promptly if required by Pieris’s transfer agent to affect the removal of the legend from the Shares. Each party will be responsible for its fees incurred in connection with such request and removal. For the avoidance of doubt, Pieris will be responsible for fees incurred in connection with any opinion delivered by its counsel pursuant to this Section 3.3. Rule 144 Reporting. With a view to making available to AZ the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, the Company agrees to use its commercially reasonable efforts to make and keep current public information with respect to the Company available, as those terms are understood and defined in Rule 144, at all times during the period commencing on the Execution Date and ending on the one-year anniversary of the Closing. 4. COVENANTS OF THE COMPANY. Listing of Securities. In the time and manner required by Nasdaq, the Company shall prepare and file with Nasdaq a Listing of Additional Shares form covering all of the Shares and shall use its commercially reasonable efforts to take all steps necessary to obtain confirmation from Nasdaq that it has completed its review of such form with no objection to the transactions contemplated hereby. Furnishing of Information. Until the date that AZ no longer holds any Registrable Securities, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to AZ and make publicly available in accordance with Rule 144(c) such information as is required for AZ to sell the Registrable Securities under Rule 144. 5. REGISTRATION RIGHTS. Registration. Pieris shall prepare and, as soon as practicable but in no event later than sixty (60) calendar days following the Closing (the “Filing Deadline”), file with the Commission a Registration Statement on Form S-3

Execution Version covering the resale of the Registrable Securities (the “Registration Statement”). In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, Pieris shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to AZ and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided that Pieris shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission. Pieris shall use its commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the thirtieth (30th) calendar day following the Filing Deadline (or, in the event the Commission reviews and has comments to the Registration Statement, the sixtieth (60th) calendar day following the Filing Deadline) (the “Registration Statement Effective Date”). By 5:30 p.m. (Eastern time) on the second (2nd) Business Day following the Registration Statement Effective Date, the Company shall file with the Commission, in accordance with Rule 424 under the Securities Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. Notwithstanding the foregoing, Pieris may delay the filing or effectiveness of the registration of Registrable Securities pursuant to this Section 5.1 or suspend the use of the Registration Statement (and AZ hereby agrees not to offer or sell any Registrable Securities pursuant to such Registration Statement) for a period of not more than ninety (90) calendar days if (i) Pieris reasonably believes that there is or may be in existence material nonpublic information or events involving Pieris, the failure of which to be disclosed in the prospectus included in the Registration Statement could result in a Violation, or (ii) the consummation of any business combination by Pieris has occurred or is probable and which business combination would require the filing of financial statements pursuant to Rule 3-05 or Article 11 of Regulation S-X promulgated by the Commission or any similar successor rule. If Pieris exercises its right to delay the filing or effectiveness or suspend the use of the Registration Statement hereunder, the applicable time period during which the Registration Statement is to remain effective will be extended by a period of time equal to the duration of the suspension period. If so directed by Pieris, AZ will (i) not offer to sell any Registrable Securities pursuant to the Registration Statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use its commercially reasonable efforts to deliver to Pieris (at Pieris’s expense) all copies, other than permanent file copies then in AZ’s possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Pieris will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement (or another shelf registration statement that includes the Registrable Securities) until the date on which all of the Registrable Securities included in such registration statement have actually been sold. Pieris shall (i) prepare and file with the Commission such

Execution Version amendments (including post-effective amendments) and supplements to the Registration Statement and the Rule 424 prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective as to the Registrable Securities during the Registration Period, and (ii) during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by AZ as set forth in such Registration Statement. Pieris shall ensure that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. In no event shall AZ be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided that if the Commission requests that AZ be identified as a statutory underwriter in the Registration Statement, AZ will have an opportunity to withdraw the Registrable Securities from the Registration Statement. Registration Expenses. Pieris will pay all Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to this Section 5. All Selling Expenses relating to the distribution of the Registrable Securities applicable to Registrable Securities sold by AZ incurred in connection with the registration pursuant to this Section 5 will be borne by AZ. Notification of Certain Events. At its expense Pieris shall advise AZ within two (2) calendar days: (i) when the Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; (iv) of the receipt by Pieris of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading. Upon receipt of any notice from Pieris of the happening of any of the foregoing, AZ will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until AZ receives copies of a supplemental or amended prospectus (which Pieris agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pieris that it may resume such offers and sales. Pieris shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably

Execution Version practicable. Upon the occurrence of any event contemplated in clauses (i) through (v) above, except for such times as Pieris is permitted hereunder to suspend, and has suspended, the use of the prospectus forming part of the Registration Statement, Pieris shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to AZ, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Certain Conditions. It will be a condition of AZ’s rights hereunder to have Registrable Securities owned by it registered that: (i) AZ will cooperate with Pieris by supplying information and executing documents relating to Pieris or the securities of Pieris owned by AZ that are reasonably necessary to effectuate the registration of the Registrable Securities; and (ii) AZ will enter into such undertakings and take such other actions relating to the conduct of the proposed offering that Pieris may reasonably request as being necessary to ensure compliance with federal and state securities laws and the securities laws of any applicable jurisdiction and the rules or other requirements of the applicable exchange. In the event of any registration under the Securities Act of any Registrable Securities pursuant to this Section 5, Pieris will indemnify and hold harmless AZ, each of its directors, officers, employees, Affiliates and equity holders against such losses, claims, damages or liabilities (including reimbursement for reasonable and documented legal and other expenses) to which AZ or any such director, officer, employee, Affiliate or equity holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities arise out of or are based upon a Violation; provided, however, that the indemnity agreement contained in this Section 5.4 will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without Pieris’s consent, which consent will not be unreasonably withheld, conditioned or delayed, nor will Pieris be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished to Pieris expressly for use in connection with such registration by any of such indemnified parties; and provided, further that AZ will indemnify and hold harmless Pieris, each of its directors, its officers, and each person, if any, who controls Pieris within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for reasonable and documented legal and other expenses) to which Pieris or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities arise out of or are based upon a Violation, in each case, to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to Pieris expressly for use in connection with such registration by any of such indemnifying parties, provided, however, that the indemnity agreement contained in this Section 5.4 will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without AZ’s consent, which consent will not be unreasonably withheld, conditioned or delayed; provided, further, that in no event shall the obligations of AZ in this Section 5.4 exceed the net proceeds received by it from the sale of its Registrable Securities related to the matter in which losses or damages are sought.

Execution Version Assignment of Registration Rights. AZ’s registration rights as set forth in Section 5.1 above may be assigned to one or more Affiliates of AZ as provided in Section 7.7 in each case so long as AZ is not relieved of any liability or obligations under this Section 5. 6. INTERPRETATION; DEFINITIONS Interpretation. As used in this Agreement, unless the context otherwise requires: (a) words of any gender include all genders; (b) words using the singular or plural number also include the plural or singular number, respectively; and (c) the terms “hereof,” “herein,” and “hereby,” and any derivative or similar words, refer to this entire Agreement. Definitions. For purposes of this Agreement, the following terms shall have the following meanings: “Affiliate” shall have the meaning set forth in Rule 12b-2 under the Exchange Act. “Business Day” means any day on which banking institutions are open in New York, New York. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Irrevocable Transfer Agent Instructions” means the Irrevocable Transfer Agent Instructions regarding the delivery of the Shares to AZ in accordance with this Agreement, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent. “Lien” means any lien, charge, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind. “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company. “Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government or other entity. “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing. “Registrable Securities” means the Shares (including any Common Stock that may be issued or distributed in respect thereof by way of dividend or split or other distribution, recapitalization or reclassification); provided, however, that the Shares shall cease to be Registrable Securities upon the sale to the public either pursuant to a registration statement under the Securities Act or under Rule 144 (in which case, only such Shares sold shall

Execution Version cease to be Registrable Securities). “Registration Expenses” means any and all expenses incurred by Pieris in complying with the provisions of Section 5, including (i) all Commission and stock exchange or financial regulatory authority registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, and (v) the fees and disbursements of counsel for Pieris and of its independent public accountants. “Selling Expenses” means all (i) underwriting discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals applicable to an offering involving Registrable Securities registered pursuant to Section 5 and (ii) fees and expenses of any legal counsel, accountants and any other advisors of AZ. “Violation” means (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement to be filed under this Agreement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Pieris of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement. 7. MISCELLANEOUS Termination. This Agreement may be terminated (i) by AZ, in the event that the Shares shall not have been issued on or before the seventh (7th) Business Day following the Effective Date, (ii) by the Company, if payment for the Shares shall not have been received on or before the seventh (7th) Business Day following the Effective Date, or (iii) upon mutual written consent of the Parties hereto. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. Specific Enforcement. AZ, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any

Execution Version other remedy to which they may be entitled at law or equity. Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the transactions contemplated hereby. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile transmission or PDF or any other electronically transmitted signatures such as via DocuSign), all of which shall be considered one and the same agreement and shall become effective when one or more of the counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Notices. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or registered or certified United States mail, addressed to the Company or AZ, as the case may be, at their respective addresses set forth below: If to the Company: If to AZ: Pieris Pharmaceuticals, Inc. AstraZeneca AB 255 State Street, 9th Floor Pepparredsleden 1 Boston, MA 02109 S-431 83 Mölndal Attn: General Counsel Attn: Legal Department legal@pieris.com Email: legalnotices@astrazeneca.com With a copy to: Tyrell Rivers Email: tyrell.rivers@astrazeneca.com with a copy to: with a copy to: Mintz, Levin, Cohn, Ferris, Glovsky and Covington & Burling LLP Popeo, P.C. One City Center One Financial Center 850 Tenth Street NW Boston, MA 02111 Washington, DC 20001 Attn: Megan Gates, Esq. Attn: Michael J. Riella (617) 542-6000 Email: mriella@cov.com All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (a) in the case of notices and communications sent by personal delivery, facsimile or electronic mail, as of the date such notice or communication arrives at the applicable address or was successfully sent to the applicable facsimile number or e-mail address, (b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second Business Day following the day such notice or communications was delivered to such delivery service, and (c) in the case of notices and communications sent by United States mail, seven calendar days after such notice or communication shall have been deposited in the United States mail. Any notice delivered to a Party hereunder shall be sent simultaneously, by the same means, to such Party’s counsel as set forth above. Amendments. This Agreement may be amended only with the written consent of the Company and AZ. This Agreement may not be waived, changed, modified

Execution Version or discharged orally, but only by an agreement in writing signed by the Party or Parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party. Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, however, that AZ may assign its rights hereunder (including its right to purchase the Shares) to an Affiliate of AZ, provided that such Affiliate agrees in writing to be bound by the terms and conditions set forth herein, and the Company may not assign any of its rights under this Agreement without the written consent of AZ, which consent shall not be unreasonably withheld. Survival. Notwithstanding any investigation made by or on behalf of AZ or Pieris prior to, on or after the Closing, the representations and warranties contained in this Agreement and any certificate delivered hereunder shall survive the Closing. The covenants of the parties hereto shall survive until fully performed and discharged, unless otherwise expressly provided herein. Expenses and Remedies. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such expense (other than as provided in Section 5.2). Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles. Each Party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by the Transaction Documents (whether brought against a Party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in a court of the State of Delaware or a federal court located in the State of Delaware (collectively, the “Delaware Courts”). Each party hereto irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including with respect to the enforcement of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each Party hereto irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. No Third-Party Beneficiaries. Nothing contained in this Agreement is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns, any benefit, right or remedies under or by reason of this Agreement.

Execution Version Interpretation. The Parties hereby acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

[Signature Page to Pieris and AZ Subscription Agreement] IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written. PIERIS PHARMACEUTICALS, INC. ASTRAZENECA AB By: __________________________ By: __________________________ Name: Stephen Yoder Name: Ulrika Lilja Title: President and CEO Title: Authorised Signatory

Exhibit A-1 Legal Opinion

Re: Pieris Pharmaceuticals, Inc. Ladies and Gentlemen: This letter is being furnished to you pursuant to Section 1.3.1 of the Subscription Agreement, dated March 29, 2021 (the “Subscription Agreement”), by and between Pieris Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and AstraZeneca AB (“AZ”). Capitalized terms used herein and not defined herein shall have the respective meanings ascribed thereto in the Subscription Agreement. We have acted as counsel to the Company in connection with the Subscription Agreement and the transactions contemplated thereby, including the issuance of the Shares. In connection with the rendering of the opinions set forth below, we have reviewed copies of executed originals or counterparts of the following documents: • the Subscription Agreement; • the resolutions of the Board of Directors of the Company approving and authorizing the Subscription Agreement and the transactions contemplated thereby; • the Company’s Amended and Restated Articles of Incorporation, as amended; and • the Company’s Amended and Restated Bylaws. Insofar as the opinions in this letter relate to factual matters, information with respect to which is in the possession of the Company, we have relied, in the absence of our actual knowledge to the contrary, upon certificates, statements and representations of officers and other representatives of the Company, representations made in or pursuant to the Subscription Agreement, as well as certificates contemporaneously delivered by the Company to us. In our examination of the documents referred to above, we have assumed, with your permission and without independently verifying such assumptions: (i) the genuineness of all signatures on all documents and instruments examined by us; (ii) the authenticity of all documents submitted to us as originals; and (iii) the conformity to the originals of all documents submitted to us as certified, photostatic or conformed copies, including documents transmitted electronically, and the authenticity of the originals of such documents. We have further assumed, also with your permission and without independent inquiry or investigation, that AZ has all requisite power and authority, has taken all necessary action (corporate or otherwise), and has received all necessary consents and approvals, to authorize, execute and deliver the Subscription Agreement, and to effect the transactions contemplated thereby, that the Subscription Agreement has been duly authorized and validly executed and delivered by AZ, that, with respect to AZ, the Subscription Agreement constitutes legal, valid and binding obligations, and that the representations and warranties made by AZ in the Subscription Agreement and pursuant thereto are true and correct. Any reference to “our knowledge,” “matters known to us,” or words of similar import shall, except as otherwise specifically described herein, mean the conscious awareness of the existence or absence of any facts or other information by any lawyer in this firm who has participated directly in our representation of the Company in connection with the transactions contemplated by the Subscription Agreement. Other than as set forth herein, we have not undertaken, for purposes of this opinion letter, any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company. Moreover, we have not searched any computerized or electronic databases or the dockets of any court, regulatory body, or governmental agency or other filing offices in any jurisdiction. Our opinions below are limited to the federal law of the United States of America, the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware and we express no opinion with respect to the laws of any other jurisdiction. The opinions expressed herein are based upon currently existing statutes, rules, regulations and judicial decisions and, except as otherwise noted, are rendered as of the date hereof. We disclaim any obligation to advise you of any change in the foregoing sources of law, subsequent developments in the law, or changes in facts or circumstances which might affect any matters or opinions set forth herein. We are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to other matters. We express no opinion with respect to any questions of choice of law, choice of venue or conflicts of laws. Our opinions expressed in paragraph 1 below as to the good standing and foreign qualification of the Company are based solely upon good standing or similar certificates issued by the appropriate authorities in the Commonwealth of Massachusetts, and our opinions with respect to such matters are rendered as of the date of such good standing or similar certificates and limited accordingly. For purposes of our opinion set forth in paragraph 2 below, we express no opinion as to the enforceability of any provision of the Subscription Agreement that: (a) requires the Company to make payment upon breach or otherwise provides for liquidated damages, monetary penalties or other economic remedies to the extent such provisions are deemed to constitute a penalty, (b) provides rights of indemnity or contribution with respect to a liability where such indemnification or contribution is contrary to public policy and invalid under law or court decisions, or (c) relates to whether the laws of any particular jurisdiction apply or the submission to jurisdiction or waiver of jury trial provisions. For purposes of our opinion set forth in paragraph 5, we have assumed that (a) neither the Company nor any person acting on behalf of the Company has offered or sold the Shares or other securities of the Company that could be “integrated” with the sale of the Shares by any form of general solicitation or general advertising within the meaning of Regulation D promulgated under the Securities Act and (b) there will be no offerings or sales of securities of the Company after the date hereof in a transaction that can be so “integrated.” Based upon the foregoing assumptions, limitations and qualifications, we are of the opinion that: 1. The Company is qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts. 2. The Subscription Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. 3. The execution and delivery of the Subscription Agreement by the Company and the issuance and sale of the Shares pursuant to the Subscription Agreement do not (a) constitute a default under or a breach of any material contracts filed with the

Company’s Form 10-K for the year ended December 31, 2019 and subsequent Form 10-Qs or Form 8-Ks (collectively, the “Reviewed Agreements”) or (b) violate any U.S. federal or Massachusetts state statute, law, rule or regulation that in our experience is typically applicable to transactions of the nature contemplated by the Subscription Agreement, in each case to the extent such violation would materially and adversely affect the Company and its subsidiaries, taken as a whole. 4. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any U.S. federal or Massachusetts state regulatory authority or governmental body required for the issuance of the Shares has been made or obtained, other than filings required to be made under U.S. federal or state “blue sky” laws that may be made properly after the issuance of the Shares. 5. The offer and sale of the Shares pursuant to the Subscription Agreement are exempt from the registration requirements of Section 5 of the Securities Act. 6. The Company is not, and, after giving effect to the issue and sale of the Shares, will not be, required to be registered as an “investment company” under the Investment Company Act of 1940. 7. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights, rights of first refusal, rights of first offer or other similar rights to subscribe for the Shares arising under any Reviewed Agreement. This opinion letter shall be interpreted in accordance with the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association’s Section of Business Law as published in 53 Business Lawyer 831 (May 1998). The opinions expressed herein are given as of the date hereof and we undertake no obligation hereby and disclaim any obligation to advise you of any change in fact or law after the date hereof pertaining to any matter referred to herein or to modify, further qualify or limit or withdraw any of our opinions as a result of any such change. This letter is delivered solely for the benefit of AZ and is not to be used, circulated, quoted, relied upon or otherwise referred to by any other person or for any other purpose except with our prior written consent. [Remainder of Page Intentionally Left Blank; Signature Page Follows]

Very truly yours, MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.

Exhibit A-2 Legal Opinion

March __, 2021 AstraZeneca AB as Purchaser (as defined below) under the Subscription Agreement (as defined below) 21823 30th Drive SE Bothell, WA 98021 Ladies and Gentlemen: We have acted as local Nevada counsel to Pieris Pharmaceuticals Inc., a Nevada corporation (the “Company”), in connection with the issuance and sale by the Company of __________ shares (collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to that certain Subscription Agreement, dated as of the date hereof (the “Subscription Agreement”), by and between AstraZeneca (the “Purchaser”), and the Company. This opinion letter is being delivered to you pursuant to Section 1.3.1 of the Subscription Agreement. Capitalized terms used herein, unless otherwise defined, shall have the respective meanings ascribed to them in the Subscription Agreement. For the purpose of issuing this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies, of the following records, documents, instruments and certificates: (i) the Subscription Agreement; (ii) the articles of incorporation and bylaws of the Company, each as amended to date (the “Governing Documents”); (iii) such corporate records, proceedings, minutes, consents, actions and resolutions of the board of directors of the Company as we have deemed necessary as a basis for the opinions expressed herein, including, without limitation, the resolutions of the board of directors of the Company authorizing and approving, among other matters, the execution and delivery by the Company of the Subscription Agreement, the consummation of the transactions contemplated thereby (the “Transactions”) and the performance by the Company of its obligations thereunder; (iv) the Certificate of Existence with Status in Good Standing issued by the Nevada Secretary of State on March [18], 2021, with respect to the good standing in Nevada of the Company on that date; and (v) the certificate, dated as of the date hereof, of an officer of the Company with respect to certain factual matters (the “Officer’s Certificate”) and any other certificates of any officers of the Company required by or delivered in connection with the closing of the Transactions (collectively with the Officer’s

Certificate, the “Certificates”). We have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion letter. We have been furnished with, and with your consent have relied upon, as to factual matters, the Certificates and such assurances of the officers and other representatives of the Company, and of public officials, as we have deemed necessary for the purpose of issuing the opinions set forth herein. As to questions of fact material to our opinions, we have also relied upon the statements of fact and the representations and warranties as to factual matters contained in the documents we have examined; however, except as otherwise expressly indicated, we have not been requested to conduct, nor have we undertaken, any independent investigation to verify the content or veracity thereof or to determine the accuracy of any statement, and no inference as to our knowledge of any matters should be drawn from the fact of our representation of the Company. Without limiting the generality of the foregoing, in issuing this opinion letter, we have, with your permission, assumed without independent verification that: (i) the statements of fact and all representations and warranties set forth in the documents we have examined are true and correct as to factual matters; (ii) the obligations of each party set forth in the documents we have examined are or will be its valid and binding obligations, enforceable against such party in accordance with their respective terms; (iii) all documents that we have examined accurately describe and contain the mutual understanding of the parties thereto and there are no oral or written agreements or understandings, and there is no course of prior dealing between or among any of the parties that would in any manner vary or supplement the terms and provisions of such documents, or of the relationships set forth therein, or which would constitute a waiver of any of the provisions thereof by the actions or conduct of the parties or otherwise, or which would have any effect on the opinions issued herein; (iv) all authorizations, approvals, actions, orders, permits and consents from, and notices to or filings with, any governmental or regulatory authority in jurisdictions other than the State of Nevada and from, to or with any third party, that are required in connection with the execution and delivery by any person of the Subscription Agreement, the performance of any party’s obligations thereunder and the consummation of the Transactions, have been obtained, taken, received or made, and are in full force and effect; (v) each natural person executing a document has sufficient legal capacity to do so; (vi) all documents submitted to us as originals are authentic, the signatures on all documents that we have examined are genuine and all documents submitted to us as certified, conformed, photostatic, electronic or facsimile copies conform to the original document; and (vii) all corporate records made available to us by the Company, and all public records we have reviewed, are accurate and complete. As used herein, all references to (i) “NRS” and sections thereof, or to “statutes” generally, are to the Nevada Revised Statutes as in effect on the date hereof; (ii) “Nevada Governmental Authorities” are to the governmental and regulatory authorities, bodies, instrumentalities and agencies and state courts of the State of Nevada, excluding its political subdivisions and local agencies, having jurisdiction over the Company; and (iii) “Applicable Nevada Law” are to those statutes, rules and regulations of the State of Nevada, which we, in the exercise of our customary professional diligence, recognize as being directly applicable to the Company and the Transactions. We are qualified to practice law in the State of Nevada. The opinions set forth herein are expressly limited to the effect on the Transactions only of the internal laws of the State of Nevada, and we do not purport to be experts on, or to express any opinion with respect to the applicability thereto or effect thereon of, the laws of any other jurisdiction. We express no opinion concerning, and we assume no responsibility as to laws or judicial decisions related to, or any orders, consents or other authorizations or approvals as may be required by, any federal laws, rules or regulations, including, without limitation, any federal securities laws, rules or regulations, or any state securities or “blue sky” laws, rules or regulations. Based upon the foregoing, and subject to the qualifications, limitations, exceptions and assumptions set forth herein, we are of the opinion that: 1. The Company is validly existing as a corporation and in good standing under the laws of the State of Nevada. 2. The Company has the corporate power and authority to (a) execute and deliver the Subscription Agreement and perform its obligations thereunder and (b) own or lease, as applicable, and operate its current properties and conduct its current business, each as described in the Company’s Annual Report on Form 10-K for the year ended December 31, [2019]. 3. The execution and delivery by the Company of the Subscription Agreement and the issuance by the Company of the Shares pursuant to and in accordance with the Subscription Agreement do not violate the Governing Documents or any Applicable Nevada Law. 4. No consent, approval, authorization, order, registration or qualification of, from or with any Nevada Governmental Authority is required to be obtained by the Company under Applicable Nevada Law for the execution and delivery by the Company of the Subscription Agreement or the issuance by the Company of the Shares as contemplated thereby except (a) those obtained or made prior to the date hereof and that are in full force and effect and (b) such as are permitted by the Subscription Agreement to be obtained or made after the closing of the Transactions. 5. The Subscription Agreement has been duly authorized, executed and delivered by the Company. 6. The Shares have been duly authorized by the Company and when the Shares are issued and sold in accordance with all applicable terms and conditions set forth in, and in the manner contemplated by, the Subscription Agreement (including payment in full of all consideration required therefor as prescribed under the Subscription Agreement), the Shares will be validly issued, fully paid and nonassessable. 7. The issuance by the Company of the Shares as of the date hereof is not subject to preemptive rights of any current stockholder of the Company arising by operation of the NRS or the Governing Documents. The opinions expressed herein are based upon the Applicable Nevada Law in effect and the facts in existence as of the date of this opinion letter. In delivering this opinion letter to you, we assume no obligation, and we advise you that we shall make no effort, to update the opinions set forth herein, to conduct any inquiry into the continued accuracy of such opinions or to apprise any addressee hereof or its counsel or assignees of any facts, matters, transactions, events or occurrences taking place, and of which we may acquire knowledge, after the date of this opinion letter, or of any change in any Applicable Nevada Law or any facts occurring after the date of this opinion letter, which may affect the opinions set forth herein. No opinions are offered or implied as to any matter, and no inference may be drawn, beyond the strict scope of the specific issues expressly addressed by the opinions set forth herein. We understand that you have made such independent investigations of the facts as you have deemed necessary, and that the determination of the extent to which that investigation is necessary has been made independent of this opinion letter. This opinion letter is being delivered to you with the understanding that you have no knowledge of any incorrect statement or omission relating to the facts and opinions set forth herein. This opinion letter is issued only to you in your capacity as Purchaser under the Subscription Agreement pursuant to Section 1.3.1 of the Subscription Agreement, is solely for your benefit in connection with the consummation of the closing of the Transactions, and may not be relied upon or used by you for any other purpose, or otherwise circulated or furnished to, or relied upon, quoted from or referred to by any other person, firm or entity for any purpose without our prior written consent in each instance. Very truly yours, [DRAFT]